UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2009

TRICO MARINE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33402	72-1252405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.4
EX-10.5
EX-10.6
EX-99.1

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K (File No. 001-33402) filed by Trico Marine Services, Inc. (the “Company”) under Items 1.01, 2.03, 3.02, 7.01 and 9.01 on May 12, 2009 (the “Initial Report”). Amendment No. 1 is being filed to amend the Initial Report, including the exhibits thereto, to reflect the participation of holders of all of the outstanding 6.5% Debentures (as defined below) in the exchange described below and to make other corrections.
Item 1.01 Entry into a Material Definitive Agreement.
The Exchange Agreements and Indenture
On May 11, 2009, Trico Marine Services, Inc. (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with existing holders of its 6.5% senior convertible debentures due 2028 (the “6.5% Debentures”) party thereto as investors (the “Investors”). In accordance with the Exchange Agreements, the Company will exchange $253,515,000 in aggregate principal amount of its 6.5% Debentures (representing all of the outstanding 6.5% Debentures) for, in the aggregate, approximately $12.7 million in cash, 3,042,180 shares of the Company’s common stock (or warrants exercisable for $0.01 per share in lieu thereof) and $202,812,000 in aggregate principal amount of the Company’s new 8.125% secured convertible debentures due 2013 (the “8.125% Debentures”). The transactions contemplated by the Exchange Agreements, subject to the satisfaction of certain closing conditions, will close by May 15, 2009.
The Indenture and the 8.125% Debentures
The 8.125% Debentures will be governed by an indenture (the “Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The 8.125% Debentures will be issued in an aggregate principal amount not to exceed $202,812,000.
The Company will pay interest on the unpaid principal amount of the 8.125% Debentures at a rate of 8.125 percent per annum. The Company will pay interest semiannually on May 15 and November 15 of each year commencing on November 15, 2009. Interest on the 8.125% Debentures will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2009.
The 8.125% Debentures will be secured by a second priority lien on substantially all of the collateral that is pledged to secure the lenders under the Company’s U.S. credit facility, and will be subject to quarterly principal amortizing payments beginning August 1, 2010 of 5% of the outstanding principal per quarter, increasing to 14% of the outstanding principal per quarter beginning February 1, 2012 until the final payment on February 1, 2013. The Company will have the right to pay principal installments in common stock instead of cash, subject to certain limitations. The 8.125% Debentures will be subject to certain mandatory pro rata repayments with net cash proceeds of asset sales.
The 8.125% Debentures will be convertible into common stock at any time at the option of the holder at a conversion price of $14 per share, subject to anti-dilution adjustments and adjustments in the event of certain fundamental change transactions. Holders who convert after May 1, 2011 will be entitled to receive, in addition to the shares due upon conversion, a cash payment equal to the present value of remaining interest payments until final maturity. Holders of the 8.125% Debentures will be entitled to require the Company to repurchase the debentures at par plus accrued interest in the event of certain fundamental change transactions. The Company will be entitled to redeem the 8.125% Debentures at par plus accrued interest on or after May 1, 2011, if the trading price of the common stock exceeds $18.90 per share for specified periods.

The Indenture will restrict the Company’s ability and the ability of its subsidiaries to, among other things: (i) incur additional debt, (ii) incur additional liens; (iii) make certain transfers of interests in any ownership interest in Trico Marine Assets, Inc. and Trico Marine Operators, Inc; and (iv) make certain asset sales.
The Indenture will provide that each of the following is an Event of Default: (i) default for 30 days in the payment when due of interest on the 8.125% Debentures; (ii) default in the payment when due of the principal of the 8.125% Debentures; (iii) failure to deliver when due cash, shares of common stock or any interest make-whole payment upon conversion of the 8.125% Debentures and the failure continues for five calendar days; (iv) failure to provide notice of the anticipated effective date or actual effective date of a fundamental change on a timely bases as required by the Indenture; (v) failure to comply with certain agreements contained in the Indenture, the 8.125% Debentures or any Security Document (as defined in the Indenture) and such failure continues for 60 calendar days after notice (or 30 calendar days in the case of the covenant relating to indebtedness); (vi) indebtedness for borrowed money of the Company or any significant subsidiary is not paid within any applicable grace period after final maturity or the acceleration of any such indebtedness by the holders thereof because of a default and the total principal amount of such indebtedness unpaid or accelerated exceeds $30 million or its foreign currency equivalent at the time and such failure continues for 30 calendar days after notice; (vii) certain events of bankruptcy or insolvency described in the Indenture with respect to the Company or any significant subsidiary and (viii) any Security Document (other than the Intercreditor Agreement (described below) fails to create or maintain a valid perfected second lien in favor of the Trustee for the benefit of the holders of the 8.125% Debentures on the collateral purported to be covered thereby, with certain exclusions. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or a Guarantor (as defined in the Indenture) all outstanding 8.125% Debentures will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding 8.125% Debentures may declare all the 8.125% Debentures to be due and payable immediately.
The 8.125% Debentures and the shares of common stock issuable upon the conversion of the 8.125% Debentures have not been registered because the Company sold the 8.125% Debentures to the investors in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.
The 8.125% Debentures will be senior secured obligations of the Company, rank senior to all other indebtedness of the Company with respect to the collateral (other than indebtedness secured by permitted liens on the collateral), rank on parity in right of payment with all other senior indebtedness of the Company, and rank senior in right of payment to all subordinated indebtedness of the Company. The 8.125% Debentures shall rank senior to all future indebtedness of the Company to the extent the future indebtedness is expressly subordinated to the 8.125% Debentures. The 8.125% Debentures will be secured by a perfected security interest in certain assets of the Company and its subsidiaries.

The Warrants
The holders of the warrants will be entitled to exercise the warrants for an exercise price equal to $0.01 per share (as adjusted from time to time, as provided in the warrants) for a period of ten (10) years starting on the date of issuance.
The preceding description of the Exchange Agreements, the Indenture, the 8.125% Debentures and the Warrants does not purport to be complete and is qualified in its entirety by reference to the copies of the form of the Exchange Agreements, the form of Indenture and the form of Warrant filed as Exhibits 10.1, 10.2 and 10.3 to this report, which are incorporated herein by reference.
The Pledge Agreement
Pursuant to the Exchange Agreements, Trico Marine Operators, Inc., a subsidiary of the Company, will execute the Pledge Agreement to the Trustee, as collateral agent, pursuant to which the Trico Marine Operators, Inc. will grant the Trustee a security interest in, and lien on, certain collateral in order to secure the obligations of Trico Marine Operators, Inc. to the debentureholders under the second-lien documents.
The Guaranty
Pursuant to the Exchange Agreements, Trico Marine Operators, Inc. and Trico Marine Assets, Inc., subsidiaries of the Company, will execute and deliver the Subordinated Limited recourse Guaranty in favor of the Trustee, in its capacity as Trustee for the debentureholders under the second-lien notes Indenture, as second-lien collateral agent, in order to guarantee the obligations of the Company to the second lien trustee and the debtentureholders under the Indenture. Recourse to Trico Marine Operators, Inc. and Trico Marine Assets, Inc. will be limited to the collateral pledged by each of them under the Pledge Agreement and the Mortgages.
The Intercreditor Agreement
Pursuant to the Exchange Agreements, the Company, as borrower, will enter into the Intercreditor Agreement by and among Trico Marine Assets, Inc. and Trico Marine Operators, Inc., as grantors, Nordea Bank Finland plc, New York Branch, as first-lien collateral agent, and the Trustee, as second-lien collateral agent.
The Mortgages
Pursuant to the Exchange Agreements, Trico Marine Assets, Inc. will enter into five Mortgages pursuant to which Trico Marine Assets, Inc. will grant the trustee a mortgage on five vessels owned by Trico Marine Assets, Inc. in order to secure the obligations of the Company under the indenture.
Second Amendment to Credit Agreement
On May 8, 2009, the Company entered into a Second Amendment to Credit Agreement by and among Trico Marine Assets, Inc., Trico Marine Operators, Inc., the lenders, and Nordea Bank Finland plc, New York Branch to amend certain provisions of the Credit Agreement (the “Second Amendment”). The Second Amendment amended the Credit Agreement in pertinent part by reducing the required amount of insurance for pollution, spillage and leakage from $1,000,000,000 to $76,000,000 and by removing the requirement for the appointment of an agent for service of process in certain situations.

The preceding description of the Pledge Agreement, the Guaranty, the Intercreditor Agreement, the Mortgages and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the copies of the form of Pledge Agreement, form of Guaranty, form of the Intercreditor Agreement and the Second Amendment filed as Exhibits 10.4, 10.5, 10.6 and 10.7 to this report, which are incorporated herein by reference.
Certain statements in this report that are not historical fact may be “forward looking statements.” Forward-looking statements are projections of events, revenues, income, future economic performance or management’s plans and objectives for the Company’s future operations. Actual events may differ materially from those projected in any forward-looking statement. There are a number of important factors involving risks (known and unknown) and uncertainties beyond the control of the Company that could cause actual events to differ materially from those expressed or implied by such forward-looking statements. These risks, by way of example and not in limitation, include the Company’s objectives, business plans or strategies, and projected or anticipated benefits or other consequences of such plans or strategies; the Company’s ability to obtain adequate financing on a timely basis and on acceptable terms, including with respect to refinancing debt maturing in the next twelve months; the Company’s ability to continue to service, and to comply with our obligations under, our credit facilities and our other indebtedness; projections involving revenues, operating results or cash provided from operations, or the Company’s anticipated capital expenditures or other capital projects; overall demand for and pricing of the Company’s vessels; changes in the level of oil and natural gas exploration and development; the Company’s ability to successfully or timely complete its various vessel construction projects; the possible impairment of the Company’s investments related to the Deep Cygnus; further reductions in capital spending budgets by customers; further decline in oil and natural gas prices; projected or anticipated benefits from acquisitions; increases in operating costs; the inability to accurately predict vessel utilization levels and day rates; variations in global business and economic conditions; the results, timing, outcome or effect of pending or potential litigation and our intentions or expectations with respect thereto and the availability of insurance coverage in connection therewith; and the Company’s ability to repatriate cash from foreign operations if and when needed. A further description of risks and uncertainties relating to Trico Marine Services, Inc. and its industry and other factors, which could affect the Company’s results of operations or financial condition, are included in the Company’s Securities and Exchange Commission filings. Trico undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 11, 2009, the Company entered into Exchange Agreements with the Investors. In accordance with the Exchange Agreements, the Company will exchange $253,515,000 in aggregate principal amount of its 6.5% Debentures for 8.125% Debentures.
Additional information is contained in Item 1.01 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
On May 11, 2009, the Company entered into Exchange Agreements with the Investors. In accordance with the Exchange Agreements, the Company will exchange $253,515,000 in aggregate principal amount of its 6.5% Debentures for 8.125% Debentures. The initial conversion price for the 8.125% Debentures represents a 159% premium over the closing price of the Company’s common stock on May 8, 2009. The 6.5% Debenture holders will also receive 3,042,180 shares of the Company’s common stock (or warrants exercisable for $0.01 per share in lieu thereof) in the exchange. The exchange of the 6.5% Debentures for the 8.125% Debentures and the shares and warrants given to the holders of the 6.5% Debentures in the exchange were not registered in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933 as such transaction did not involve a public offering of securities.
The maximum number of shares of Common Stock that may be issued through the conversion of the $202,812,000 million aggregate principal amount of the 8.125% Debentures is 14,486,572 shares, subject to anti-dilution adjustments.
Terms of the 8.125% Debentures, the warrants, and additional information pertaining to this Item are contained in Item 1.01 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On May 11, 2009, the Company issued a press release announcing the exchange and that it will hold a conference call on May 11, 2009 to discuss the details of the transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Form of Exchange Agreements, dated May 11, 2009, by and Among Trico Marine Services, Inc. and the Investors.

10.2	Form of Indenture between Trico Marine Services, Inc. and Wells Fargo Bank, National Association

10.3	Form of Warrant (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K filed May 12, 2009)

10.4	Form of Pledge Agreement by Trico Marine Operators, Inc. to Wells Fargo Bank, National Association

10.5	Form of Guaranty by Trico Marine Assets, Inc., Trico Marine Operators, Inc. in favor of Wells Fargo Bank, National Association

Exhibit Number	Description

10.6	Form of Intercreditor Agreement by and among Trico Marine Services, Inc., Trico Marine Assets, Inc., Trico Marine Operators, Inc., Nordea Bank Finland plc, and Wells Fargo Bank, National Association

10.7	Second Amendment to Credit Agreement, dated as of May 8, 2009, by and among Trico Marine Services, Inc., Trico Marine Assets, Inc., Trico Marine Operators, Inc., and Nordea Bank Finland plc, New York Branch (incorporated by reference to Exhibit 10.7 to our Current Report on Form 8-K filed May 12, 2009).

99.1	Press Release issued by Trico Marine Services, Inc. dated May 11, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 19, 2009

TRICO MARINE SERVICES, INC.

By:	/s/ Rishi A. Varma

	Name:	Rishi A. Varma
	Title:	Chief Administrative Officer, Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Form of Exchange Agreements, dated May 11, 2009, by and Among Trico Marine Services, Inc. and the Investors.

10.2	Form of Indenture between Trico Marine Services, Inc. and Wells Fargo Bank, National Association

10.3	Form of Warrant (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K filed May 12, 2009)

10.4	Form of Pledge Agreement by Trico Marine Operators, Inc. to Wells Fargo Bank, National Association

10.5	Form of Guaranty by Trico Marine Assets, Inc., Trico Marine Operators, Inc. in favor of Wells Fargo Bank, National Association

10.6	Form of Intercreditor Agreement by and among Trico Marine Services, Inc., Trico Marine Assets, Inc., Trico Marine Operators, Inc., Nordea Bank Finland plc, and Wells Fargo Bank, National Association

10.7	Second Amendment to Credit Agreement, dated as of May 8, 2009, by and among Trico Marine Services, Inc., Trico Marine Assets, Inc., Trico Marine Operators, Inc., and Nordea Bank Finland plc, New York Branch (incorporated by reference to Exhibit 10.7 to our Current Report on Form 8-K filed May 12, 2009).

99.1	Press Release issued by Trico Marine Services, Inc. dated May 11, 2009